[ONECAP LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held December 20, 2001

         The Annual Meeting of Shareholders (the "Annual Meeting") of OneCap, a Nevada corporation (the "Company"), will be held at the Palace Station, 2411 W. Sahara, Las Vegas, Nevada, on Thursday, December 20, 2001, at 10:00 am., local time, for the following purposes:


          1.   To elect two  directors  of the  Company to serve  until the 2002
               Annual  Meeting  of  Shareholders   or  until  their   respective
               successors are elected and qualified;

          2. To ratify the appointment of Bradshaw Smith & Co., LLP, as the independent public accountants for the Company for the year ending June 30, 2002; and

          3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

         The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement that is attached to and made a part of this Notice.

         The Board of Directors has fixed the close of business on October 23, 2001, as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

         All shareholders are cordially invited to attend the Annual Meeting in person. However, whether or not you plan to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

By Order of the Board of Directors,


/s/ Vincent W. Hesser


Vincent W. Hesser
President and Chief Executive Officer
Las Vegas, Nevada
November 7, 2001

                                  [ONECAP LOGO]

                       5450 West Sahara Avenue, 2nd Floor
                             Las Vegas, Nevada 89146


                                 PROXY STATEMENT

General

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of OneCap, a Nevada corporation (the "Company" or "OneCap"), of proxies in the enclosed form for use in voting at the Annual Meeting of Shareholders (the "Annual Meeting"), to be held at the Palace Station, located at 2411 W. Sahara , Las Vegas, Nevada, on Thursday, December 20, 2001, at 10:00 am. local time, and any adjournment or postponement thereof.

         This Proxy Statement, the enclosed proxy card, and the Company's Annual Report on Form 10-KSB for the year ended June 30, 2001, are being mailed on or about November 16, 2001, to Shareholders entitled to vote at the meeting.

Revocability of Proxies

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention: Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Record Date; Voting Securities

         The close of business on Tuesday, October 23, 2001, has been fixed as the record date (the "Record Date") for determining the holders of shares of common stock, par value $0.001 per share (the "Common Stock"), of the Company entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had 8,811,618 shares of Common Stock outstanding held of record by 140 shareholders.

Voting and Solicitation

         Each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters, subject to the conditions described below.

         Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector"), with the assistance of the Company's transfer agent. The Inspector will also determine whether or not a quorum is present at the Annual Meeting. The presence of a quorum is required to transact the business proposed to be transacted at the Annual Meeting. The presence in person or by proxy of holders of a majority of the outstanding shares of Common Stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes (as defined below) will be counted for purposes of determining the presence or absence of a quorum. Directors will be elected by a plurality of the votes cast by the holders of the Company's Common Stock voting in person or by proxy at the Annual Meeting. In order to be adopted, the proposal to ratify the Company's appointment of the designated independent public accountants will require the affirmative vote of a majority of the votes represented by the shares of Common Stock present in person or represented by proxy at the Annual Meeting. Abstentions will have the same practical effect as a negative vote on the proposal to ratify the Company's appointment of the designated independent public accountants, but will have no effect on the vote for election of directors or the approval of the 2000 Stock Option Plan.

         The shares represented by the proxies received, properly marked, dated, signed and not revoked will be voted at the Annual Meeting. Where such proxies specify a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications made. Any proxy in the enclosed form which is returned but is not marked will be voted FOR the election of each of the two nominees named below, FOR ratification of the appointment of the designated independent public accountants, and as the proxy holders deem advisable on other matters that may come before the meeting. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will not be considered as voting with respect to that matter. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general requirements of Delaware law concerning voting of shares and determination of a quorum.

         The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

PROPOSAL NO. 1    ELECTION OF DIRECTORS

Nominees

         At the Annual Meeting, the shareholders will elect two directors to serve until the 2002 Annual Meeting of Shareholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the Board may be reduced in accordance with the Bylaws of the Company. As of the date of this Proxy Statement, the Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

         Assuming a quorum is present, the two nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Shareholders are not entitled to cumulate votes in the election of directors. Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees named below. The names of the nominees, their ages as of October 23, 2001, and certain other information about them are set forth below:

                  Name                              Age

         Steven D. Molasky                           49

         Vincent W. Hesser                           35


There are no family relationships among any of the directors or executive officers of the Company.

         Steven D. Molasky, Chairman of the Board of Directors - Mr. Molasky joined OneCap as a director and Chairman of the Board of Directors in June 1999. He has extensive experience in the real estate development business dating back to the late 1960's. Through his various companies, including Pacific Homes and Pacific Properties, Mr. Molasky has developed homes and condominiums, apartment complexes, and distribution and industrial product, master-planned communities, retail shopping centers and high-rise office buildings.

         Mr. Molasky specializes in real estate financing, having nurtured and developed strong, long-term relationships within the industry. Included in this group are Prudential Real Estate, Long Term Credit Bank of Japan, Northwestern Mutual Life Insurance Company, Teachers Insurance and Annuity Association, Bank One, Nomura Asset Capital Corporation and Capital Company of America. Also included are liaisons with local and regional financial institutions.

         Mr. Molasky has served as a founding member and past chairman of the Nevada Institute for Contemporary Art; been appointed by the Clark County Commission as a director and board member of the McCarran Arts Advisory Council; and been appointed by the Nevada Legislature as a board member of the Nevada Nuclear Projects Commission. Mr. Molasky also serves as a trustee/director of the University of Nevada, Las Vegas Foundation, and is a member of the Young President's Organization.

         Vincent W. Hesser, President, Chief Executive Officer and Director - Mr. Hesser joined OneCap as President, Chief Executive Officer and a director in June 1999. His areas of responsibility include coordinating the development of corporate policies, goals and objectives relative to company operations, lender and investor relations and financial performance and growth. Mr. Hesser oversees the Company's daily operations and business affairs to ensure that its business objectives are achieved. During his tenure as a finance executive at Pacific Properties (1992-1999), Mr. Hesser obtained project equity and debt financing for various real estate projects, and he oversaw the build-out of housing, apartment, and commercial real estate projects.

         Mr. Hesser began his career at PriMerit Bank (subsequently purchased by Norwest) in Las Vegas, Nevada. He was responsible for analyzing, evaluating and reporting on numerous real estate joint ventures over twenty real estate and development companies throughout the southwestern United States. He also assisted PriMerit in its reviews with the Office of Thrift Supervision (OTS) and Federal Deposit Insurance Corporation (FDIC) with respect to those investments.

         Mr. Hesser is a graduate of Southern Utah University (Class of 1990) and earned his Master of Accountancy degree, summa cum laude and with high distinction. He has obtained his CPA Certificate and also holds a general contractors' license in the State of Nevada.

Meetings and Committees of the Board of Directors

         During the year ended June 30, 2001, the Board met monthly and took action by unanimous written consent on four (4) occasions, and no director then in office attended fewer than 75% of the aggregate number of meetings of the Board.

Director Compensation

         The Company pays a fee of $500 to its outside directors for each meeting they attend in person. The Company reimburses its directors for their out-of-pocket expenses incurred in the performance of their duties as directors of the Company.

Recommendation of the Board

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE.

PROPOSAL NO. 2    RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         Effective July 12, 2001, the Company engaged Bradshaw Smith & Co., LLP ("Bradshaw Smith") as its independent public accountants for the year ending June 30, 2002. In the event that ratification of this selection of accountants is not approved by a majority of the shares of Common Stock of the Company voting at the Annual Meeting in person or by proxy, management will review its future selection of accountants.

         A representative of Bradshaw Smith is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

Recommendation of the Board

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF BRADSHAW SMITH & CO., LLP, AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING JUNE 30, 2002.


         Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth information known to us as of October 23, 2001 with respect to ownership of our voting common stock by (1) each person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of our voting common stock on a converted basis; (2) each director and executive officer; and (3) all directors and executive officers as a group. Currently, there are 8,811,618 shares issued and outstanding of the Company's Common Stock. The named beneficial owner has, to the Company's knowledge, sole voting and investment power with respect to the shares listed as owned by such owner.



          Name and Address                       Number of Shares              Percent of Outstanding Shares
                                               Beneficially Owned



Steven D. Molasky                                     5,000,000                            56.74%
3111 S. Maryland Parkway
Las Vegas, NV 89109

Vincent W. Hesser                                     1,937,500                            21.99%
5450 W. Sahara Ave, 2nd Floor
Las Vegas, NV 89146

Eric Bordenave                                           53,200                             0.60%
5450 W. Sahara Ave, 2nd Floor
Las Vegas, NV 89146

Heidi Williams                                            4,000                             0.05%
5450 W. Sahara Ave, 2nd Floor
Las Vegas, NV 89146

All Officers, Directors and Key                       6,994,700                            79.38%
Employees as a Group
(4 Persons)

Total Issued and Outstanding                          8,811,618

                EXECUTIVE OFFICER COMPENSATION AND OTHER MATTERS

     Executive Compensation

Directors' Meetings and Compensation

         The Company's operations are managed under the broad supervision of the Board of Directors who have the ultimate responsibility for the establishment and implementation of the Company's general operating philosophy, objectives, goals and policies. During the year ended June 30, 2001, board members and executives serving as board members received no compensation except as described in the Summary Compensation Table.

Compensation of Executive Officers


                           Summary Compensation Table


         The following table provides certain summary information concerning compensation paid or accrued during each of the last three fiscal years to the Company's President and Chief Executive Officer and to each of the named executive officers of the Company whose total annual compensation was more than $100,000, (the "Named Executive Officers"):

                                                                                                      Long-Term
                                                                                                    Compensation
                                                                                                       Awards
                                                          Annual Compensation
       Name and                                                                  Other Annual        Securities
      Principal                             Salary              Bonus            Compensation        Underlying
       Position             Year              ($)                ($)               ($) (1)           Options (#)

Vincent W. Hesser,          2001            $56,250            $     0               $ 0                      0
President and CEO           2000            $12,500            $     0               $ 0                      0
                            1999            $     0            $     0               $ 0                      0

Eric Bordenave, Vice        2001            $90,000            $10,000               $ 0                 75,000
President                   2000            $55,000            $     0               $ 0                      0
                            1999            $     0            $     0               $ 0                      0


     (1) Since April 1, 2001, Mr. Hesser's current total annual salary compensation is $175,000.

         Management's salary will be based upon the performance of the Company. Management's performance bonuses will be decided by a majority of the Board of Directors of the Company. In addition, management's base salaries can be increased by the Board of Directors of the Company based on the attainment of financial and other performance guidelines set by the Company.

         Members of the Company's Board of Directors will serve until the next annual meeting of the stockholders and until their successors are duly elected and qualified, unless earlier removed as provided in the Bylaws of the Company. Executive officers are appointed and serve terms determined at the discretion of the Board of Directors.

         The following table contains information concerning individual grants of stock options made during the year ended June 30, 2001 to the Named Executive Officers.

            Option/SAR Grants in Last Fiscal Year (Individual Grants)

                                                                       Percent of
                                                      Number of           total
                                                      Securities      options/SARs
                                                      Underlying       granted to       Exercise or
                                                     Options/SARs     employees in       base price
                        Name                         granted (#)       fiscal year         ($/Sh)       Expiration Date
                        (a)                              (b)               (c)              (d)               (e)

   Vincent W. Hesser, President and CEO                   0/0              N/A              N/A               N/A
   Eric Bordenave, Vice President                    75,000/0 (1)        32.3/0%           $1.00         July 27, 2010

         These options vest in full and are exercisable on January 2, 2003, the second anniversary of the date of grant. None of the options were exercisable at June 30, 2001.

             Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-end Option/SAR Values

                                                                                                     Value of
                                                                                Number of          unexercised
                                                                               unexercised         in-the-money
                                                                             options/SARs at     options/SARs at
                                                                                FY-end (#)          FY-end ($)
                                            Shares acquired       Value        exercisable/        exercisable/
                   Name                     on exercise (#)   realized ($)    unexercisable       unexercisable
                   (a)                            (b)              (c)             (d)                 (e)

Vincent W. Hesser, President and CEO               0                0            0/0                   0/0

Eric Bordenave, Vice President                     0                0            0/75,000              0/0


Certain Relationships And Related Transactions

Transactions with Promoters


         In consideration for the Company's initial issuance of 100 shares of common stock on June 7, 1999, Mr. Steven Molasky contributed net assets to the Company with an aggregate value of $19,600, consisting of $15,500 in furniture and equipment, $3,200 in accounts receivable, $200 in petty cash, and $700 in inter-company receivables.

Conflict of Interest Policy

         OneCap acts as a service company to several affiliated companies, and receives a standard commission or fee for doing so. In order to avoid conflicts of interest, OneCap has developed the following policy:

         Payment of fair and appropriate fees to OneCap for services rendered. Any transaction that results or will result in the payment of fees, commissions, incentives, or any type of consideration whatsoever from or to OneCap by any related party, any individual employed by a related party, or any independent contractor requires an approval by the President of OneCap prior to entering into any such transaction. This policy is not written to be all-inclusive, and any transaction that might fall under this policy should be brought to the attention of the President of OneCap before the fact for clarification on how it will be handled. The transactions that fall under this policy include:

o Any real estate commission listing agreement with OneCap and a related party to sell company-owned real property.

o Any real estate commission listing agreement with OneCap and an employee of a related party to sell employee-owned real property.

o Any real estate commission listing agreement with OneCap and an independent contractor with a related party to sell his or her real property.

o Any real estate agreement with a related party to purchase any real property in which OneCap acts as buyer agent.

o Any real estate agreement with an employee of a related party to purchase any real property in which OneCap acts as buyer agent.

o Any real estate agreement with an independent contractor with a related party to purchase any real property in which OneCap acts as buyer agent.

o Any other real estate transaction, in which OneCap represents either as a buyer or seller agent, or principal, any related party in the sale, purchase, or lease of any real property.

o Any transaction in which OneCap brokers any mortgage loan or any type of financing for an employee, independent contractor, or related parties of OneCap.

o Any services or work performed by OneCap or its employees at the request of any related party.

o Any payments or agreements for payment made to or from OneCap and any related party, employees, or independent contractors.

         Referral Fees Paid Out to Brokers. OneCap has a strict policy regarding payments of referral fees to brokers for loan or real estate transactions. All brokers must have a valid state license for the type of transaction they are submitting, and OneCap will not pay any referral fees to an affiliated company, or the sponsors of said company, for any business or clients they have referred to OneCap.

Insurance Coverage by a Related Party

         OneCap currently has general liability insurance coverage through a related party. Under this arrangement, OneCap is a named insured under a policy issued to Pacific Properties and Development, LLC. The liability limits are up to $1 million per occurrence. Pacific Properties and Development, LLC is a Nevada limited liability company controlled by Steven Molasky, who is the majority stockholder in Onecap.

Other Related Party Transactions

         The following tables outline the related party transactions during the year ended June 30, 2001:

                     Transaction       Average     Transaction                                                 Transaction
Payment   Amount        Volume        Revenue %        Type                Details                Entity          Dates
                                                                    OneCap represented the
                                                                   seller in the sale of 16
                                                    Real Estate    acres of land at Jeffries     Lake Mead
         $151,250       $ 8,011,820     1.89%       Commission       and Lake Mead Drive       Horizon LLC         7/00

                                                                   OneCap represented itself
                                                                      in the sublease it
                                                    Real Estate    entered into at 5450 West
         $ 13,600       $   630,723     2.16%       Commission          Sahara Avenue             OneCap           9/00

        ($6,000)            N/A          N/A         Services     OneCap paid Pacific            Pacific        7/00-9/00
            paid                                  rendered by a   Properties LLC for          Properties LLC
                                                     related      accounting and MIS
                                                     company      support services

         $ 19,800        N/A             N/A       Sublease by    OneCap subleases some of       Pacific        8/00-9/00
                                                    OneCap to     its existing space to a     Properties LLC
                                                     Pacific      related company at the
                                                   Properties    same lease terms provided
                                                      LLC                to OneCap


                                                                      OneCap procured a          Lake Mead
                                                    Mortgage       construction loan for a        Horizon
         $144,375       $28,875,000     0.50%       Broker Fee          related entity         Apartments LLC       10/00


                                                                  OneCap procured a loan on
                                                    Mortgage     a land lease for a related
         $ 20,000         4,000,000     0.50%       Broker Fee              entity                 PH LLC           10/00


                                                                   OneCap represented the
                                                                 seller, a related party in
                                                                   the sale of 25 acres of
                                                  Real Estate     land at Maryland Pkwy and      Lake Mead
         $ 89,360       $ 4,468,000     2.00%      Commissions          Seven Hills Dr.          Horizon LLC        10/00


                                                                   OneCap obtained listing
                                                  Real Estate       agreements and sold 5
         $ 18,419       $   501,364     3.67%      Commissions      homes for Pacific Homes     Pacific Homes    11/00-12/00


                                                    Services       OneCap paid Pacific
                                                  rendered by a      Properties LLC for
                                                    related      accounting and MIS support       Pacific
        ($  6,000)          N/A         N/A         company              services              Properties LLC    10/00-12/00
           paid

                                                                  OneCap subleases some of
                                                                   its existing space to a
                                                                   related company at the
                                                  Sublease by     same lease terms provided       Pacific
         $ 30,888            N/A        N/A          OneCap               to OneCap           Properties LLC    10/00-12/00


         $177,000        35,400,000     0.50%       Mortgage     OneCap procured a                Pacific          02/01
                                                   Broker Fee    permanent loan for a          Silverado LLC
                                                                 related entity


         $ 17,370         3,474,000     0.50%       Mortgage     OneCap procured a land          Lake Mead         03/01
                                                   Broker Fee    loan for a related entity      Horizon LLC


         $ 54,700        21,880,000     0.25%       Mortgage     OneCap procured a               Stephanie         03/01
                                                   Broker Fee    permanent loan for a         Apartments LLC
                                                                 related entity


         $ 31,500         6,364,000     0.50%       Mortgage     OneCap procured a                Pacific          03/01
                                                   Broker Fee    mini-perm loan for a            Stonegate
                                                                 related entity                 Nevada LLC
                                       9


         $ 40,500         1,500,000     2.70%     Real Estate    OneCap represented the          Lake Mead         03/01
                                                   Commission    seller in the sale of land     Horizon LLC
                                                                 at Seven Hills Dr


         $381,840         6,364,000     6.00%      Real Estate   OneCap represented the           Pacific          03/01
                                                   Commission    buyer and seller in an          Stonegate
                                                                 apartment sale                 Nevada LLC


         $ 16,090         1,465,816     1.01%      Real Estate   OneCap represented the        Pacific Homes     02-03/01
                                                   Commission    buyer or seller of 3 homes     and PH LLC

        ($  6,000)          N/A          N/A        Services     OneCap paid PPD LLC for          PPD LLC       01/01-03/01
                                                  rendered by a  accounting and MIS support
                                                  related co.    services


         $ 30,888          N/A           N/A       Sublease by   OneCap subleases a portion       PPD LLC       01/01-03/01
                                                     OneCap      of its office space to a
                                                                 related company


         $ 51,300         2,565,000     2.00%       Mortgage     OneCap procured equity for       Pacific          05/01
                                                   Broker Fee    a related entity               Hilltop LLC


         $382,000        38,200,000     1.00%       Mortgage     OneCap procured a                Chateau          06/01
                                                   Broker Fee    construction loan for a       Flamingo LLC
                                                                 related entity


         $440,160         7,336,000     6.00%     Real Estate    OneCap represented the           Chateau          06/01
                                                   Commission    buyer in a land purchase      Flamingo LLC


         $ 47,761         2,700,000     1.77%      Real Estate   OneCap represented the           PH LLC        04/01-05/01
                                                   Commissions   buyer or seller of 2 homes


         $  2,520            84,000     3.00%      Real Estate   OneCap represented the        Pacific Homes    04/01-06/01
                                                   Commissions   buyer or seller of 1 home


        ($  6,000)         N/A           N/A       Services      OneCap paid PPD LLC for          PPD LLC       04/01-06/01
                                                  rendered by a  accounting and MIS support
                                                  related co.    services


         $ 30,888          N/A           N/A       Sublease by   OneCap subleases a portion       PPD LLC       04/01-06/01
                                                     OneCap      of its office space to a
                                                                 related company


         At the end of the fiscal year ended June 30, 2001, the Company had been paid all related party revenues with the exception of $504,157 of the $822,160 earned from Chateau Flamingo LLC in the latest quarter. This amount was secured with a promissory note accruing interest at 12% per annum.

         Pacific Properties LLC (PPD LLC), Lake Mead Horizon LLC, Lake Mead Horizon Apartments LLC, Pacific Silverado LLC, Pacific Stonegate LLC, Pacific Hilltop LLC, Chateau Flamingo LLC, and Pacific Homes are all related parties. Steven Molasky is the majority shareholder in all of these companies. PH LLC and Stephanie Apartments LLC are related parties due to the fact that Irwin Molasky (Steven Molasky's father), and Alan Molasky (Steven Molasky's brother), are majority shareholders in these two companies, respectively.

Compliance With Section 16(a) of The Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of the Common Stock, to file initial reports of ownership and reports of changes in ownership (Forms 3, 4, and 5) of Common Stock with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all such forms that they file.

         To the Company's knowledge, based solely on the Company's review of the copies of such reports received by the Company and on written representations by certain reporting persons that no reports on Form 5 were required, the Company believes that during the fiscal year ended June 30, 2001, all Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were complied with in a timely manner, except for one filing on Form 4 for Eric Bordenave, which was filed late.

           SHAREHOLDER PROPOSALS FOR 2001 ANNUAL SHAREHOLDERS' MEETING

         The Company anticipates that its annual meeting in 2002 will be held during the month of October 2002. Proposals of shareholders intended to be included in the Company's proxy statement for the Company's 2002 Annual Meeting of Shareholders must be received by OneCap, Attn: Tammy Hardcastle at 5450 West Sahara Avenue, 2d Floor, Las Vegas, Nevada, 89146, no later than June 3, 2002. If the Company is not notified of a shareholder proposal by such date, then the proxies held by management of the Company provide discretionary authority to vote against such shareholder proposal, even though such proposal is not discussed in the Proxy Statement.


                                  OTHER MATTERS

         The Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

         It is important that the proxies be returned promptly and that your shares be represented. Shareholders are urged to mark, date, sign and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,

/s/ Vincent W. Hesser


Vincent W. Hesser
President and Chief Executive Officer
Las Vegas, Nevada
November 11, 2001

                                      PROXY

                                     ONECAP

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ONECAP
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS TO
                            BE HELD DECEMBER 20, 2001

         The undersigned shareholder of OneCap (the "Company"), a Nevada corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated November 7, 2001, and hereby appoints Vincent W. Hesser as Proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2001 Annual Meeting of Shareholders of the Company to be held on Thursday, December 20, 2001, at 10:00 am., local time, at the Palace Station, located at 2411 W. Sahara, Las Vegas, Nevada and at any postponement or adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to cast if personally present.

         ANY SHAREHOLDER COMPLETING THIS PROXY THAT FAILS TO MARK ONE OF THE BOXES FOR THE PROPOSAL WILL BE DEEMED TO HAVE GIVEN THE PROXY HOLDERS COMPLETE DISCRETION IN VOTING HIS, HER, OR ITS SHARES FOR SUCH PROPOSAL AT THE MEETING, OR, IN THE CASE OF ELECTION OF DIRECTORS, FOR EACH OF THE LISTED NOMINEES. IF A BOX IS CHECKED, YOUR SHARES SHALL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS.

The Company's Board of Directors recommends a vote FOR each of the directors listed below and a vote FOR each of the other proposals.

1. To elect two directors of the Company to serve until the 2002 Annual Meeting of Shareholders or until their respective successors are elected and qualified:

/   /  FOR          /   / WITHHOLD AS TO ALL          /    /  FOR ALL EXCEPT

     (Instructions: If you mark the "FOR ALL EXCEPT" category above, indicate the nominees as to which you desire to withold authority by striking a line through the name of such nominee(s) in the list below:)

     Steven D. Molasky                                        Vincent W. Hesser

2. To ratify the appointment of Bradshaw Smith & Co., LLP, as the independent public accountants for the Company for the year ending June 30, 2002.

     /    /  FOR           /    /  AGAINST           /    /  ABSTAIN

3. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the Annual Meeting.

Please sign and date this Proxy where shown below and return it promptly:

Signed:                                                                Date:
                                               , 2001
-----------------------------------------------

SIGNATURE(S)
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PLEASE  SIGN ABOVE  EXACTLY AS THE SHARES ARE  ISSUED.  WHEN  SHARES ARE HELD BY
JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.